Exhibit 10.19
AUGUST 13, 2009
Letter of Intent
XStream Systems Collaboration Agreement for Swisslog
This Letter of Intent confirms the intended relationship between XStream Systems, Inc. (XSI) and Swisslog (SWL). Both XSI and SWL agree to finalize the details of the intended collaboration agreement and attachments on or before September 30, 2009 to be effective.
The conditions of the agreement are to be kept strictly confidential between XSI and SWL. Proposed details of the relationship are listed below.
1.	SWL shall schedule a conference room project planning meeting with XSI for September 09.

2.	Parties will execute a collaboration agreement detailing each area of responsibility.

3.	Collaboration will include mechanical engineering by SWL and EDXRD by XSI.

4.	The purchase price for the XSI technology will be our cost plus premium for exclusivity.

5.	XSI will execute a sub-license agreement and distribution agreement with SWL.

6.	SWL shall have the opportunity to learn, train, examine, inspect, operate evaluate and approve the Equipment during the project planning meeting held in Sebastian Florida.
This Letter of Intent sets forth certain non-binding understandings between XStream Systems, Inc and Swisslog. It reflects and summarizes our understanding of discussions to date and does not constitute a complete statement of or a legally binding agreement with respect to such services nor does it impose on either party an enforceable obligation to negotiate towards an agreement.
I sincerely appreciate the opportunity to extend this offer, and look forward to our continuing relationship.
Best Regards
Patricia A. Earl, V.P. Business Development
Please sign and date this Letter of intent to confirm our mutual understandings and return a signed copy to me.
AGREED TO AND ACCEPTED:

XSTREAM SYSTEMS, INC.	SWISSLOG

/s/ Patricia A. Earl Signature	/s/ Flavio Estes Signature

V.P. Business Development Title	Operations Director Title

8/25/09 Date	24/08/2009 Date
Corporate Headquarters: 10305 102nd Terrace Suite 101 Sebastian, FL 32958 Toll Free: 1-800-597-1191
www.xstreamsystems.net